THE PRUDENTIAL SERIES FUND, INC.
                        Supplement, Dated August 11, 2000
                                       To
                        Prospectus, Dated April 30, 2000

     At a recent meeting of the Board of Directors (the "Board") of The Prudential Series Fund, Inc. (the "Fund"), the Board endorsed a proposal made by Prudential Investments management to transfer responsibility for the equity management of various Prudential mutual funds from The Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"). PIC and Jennison are both affiliated companies of The Prudential Insurance Company of America ("Prudential"), and Jennison currently advises several Portfolios of the Fund. This change is part of a reorganization of the equity asset management business within Prudential.

     Prudential Investments will implement this initiative in stages throughout the remainder of 2000. With respect to the Fund, this initiative will affect only the Fund Portfolios that invest to a significant degree in equity securities. Certain Fund portfolio managers will become Jennison employees during this transition. The Portfolios to be directly affected are: Conservative Balanced Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, and 20/20 Focus Portfolio. Prudential Jennison Portfolio has been managed by Jennison for several years.


PSFSUP 5 Ed. 5/00